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                                                                     EXHIBIT 4.3

                             TRIAD ACQUISITION CORP.

                           to be merged with and into

                           TRIAD FINANCIAL CORPORATION

                          11.125% SENIOR NOTES DUE 2013

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                          April 29, 2005
Goldman, Sachs & Co.,
Citigroup Global Markets Inc.
As representatives of the several Purchasers named in Schedule I to the Purchase Agreement
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

      Triad Acquisition Corp., a Delaware corporation (the "Company"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 11.125% Senior Notes due 2013. Pursuant to a stock purchase agreement dated as of December 23, 2004 (the "Stock Purchase Agreement"), among Triad Holdings Inc., Ford Motor Credit Corporation, Fairlane Credit LLC and the Company, the Company will acquire all of the outstanding capital stock of Triad Financial Corporation, a California corporation ("Triad Financial"). Following the acquisition, the Company will be merged with and into Triad Financial, with Triad Financial being the surviving entity. Upon consummation of the merger, Triad Financial will assume all of the Company's rights, duties, obligations and liabilities under this Agreement pursuant to a joinder agreement (the "Joinder Agreement"), substantially in the form set forth in Annex VI to the Purchase Agreement (as defined herein), dated the date hereof, among Triad Financial and the Purchasers. Upon effectiveness of the Joinder Agreement, all references to the "Company" herein shall refer to Triad Financial as successor to Triad Acquisition Corp., as if Triad Financial were the original party hereto.

      As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

      1. Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

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      "Affiliate Investor" means any Principal of the Company (as defined in the
Indenture) that owns any Securities or Exchange Securities to the extent that such person is included in a Market Making Shelf Registration in accordance with
Section 2(c) hereof.

      "Base Interest" shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

      "Blackout Period" shall have the meaning assigned thereto in Section 2(b) and Section 2(c) hereof.

      The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

      "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holding or a day on which banking institutions in New York, New York are required by law to remain closed.

      "Closing Date" shall mean the date on which the Securities are initially issued.

      "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

      "Effective Time," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective, (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective and (iii) a Market Making Shelf Registration, shall mean the time and date as of which the Commission declares the Market Making Shelf Registration Statement effective or as of which the Market Making Shelf Registration Statement otherwise becomes effective.

      "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor thereto, and the rules, regulations and forms promulgated thereunder.

      "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

      "Exchange Registration" shall have the meaning assigned thereto in Section 3(c) hereof.

      "Exchange Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

      "Exchange Securities" shall have the meaning assigned thereto in Section 2(a) hereof.

      The term "holder" shall mean each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

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      "Indenture" shall mean the Indenture, dated as of April 29, 2005, between the Company and JPMorgan Chase Bank, N.A., as Trustee, as the same shall be amended from time to time.

      "Market Making Shelf Registration" shall have the meaning assigned thereto in Section 2(c) hereof.

      "Market Making Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(c) hereof.

      "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

      The term "person" shall mean a corporation, association, partnership, organization, limited liability company, individual, government or political subdivision thereof or governmental agency.

      "Purchase Agreement" shall mean the Purchase Agreement, dated as of April 27, 2005, between the Purchasers and the Company relating to the Securities.

      "Purchasers" shall mean the Purchasers named in Schedule I to the Purchase Agreement.

      "Registrable Securities" shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a) hereof (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the 180-day period referred to in Section 2(a)); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Security shall cease to be outstanding.

      "Registration Default" shall have the meaning assigned thereto in Section 2(d) hereof.

      "Registration Expenses" shall have the meaning assigned thereto in Section 4 hereof.

      "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

      "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

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      "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

      "Securities" shall mean, collectively, the 11.125% Senior Notes due 2013 of the Company to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

      The term "Secondary Offer Registration Statement" shall mean (i) the Shelf Registration Statement required to be filed by the Company pursuant to Section 2(b) hereof and/or (ii) the Market Making Shelf Registration Statement required to be filed by the Company pursuant to Section 2(c) hereof, in each case, as applicable. As used herein, references to a Secondary Offer Registration Statement in the singular shall, if applicable, be deemed to be in the plural.

      "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor thereto, and the rules, regulations and forms promulgated thereunder.

      "Shelf Registration" shall have the meaning assigned thereto in Section 2(b) hereof.

      "Shelf Registration Statement" shall have the meaning assigned thereto in
Section 2(b) hereof.

      "Special Interest" shall have the meaning assigned thereto in Section 2(d) hereof.

      "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

      Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

      2. Registration Under the Securities Act.

            (a) Except as set forth in Section 2(b) below, the Company agrees to file under the Securities Act no later than 90 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the "Exchange Registration Statement," and such offer, the "Exchange Offer") any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company, which debt securities are substantially identical to the Securities (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(d) below (such new debt securities hereinafter called "Exchange Securities"). The Company agrees to use all commercially reasonable efforts to cause the Exchange Registration Statement to become effective under the Securities Act no later than 210 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company further agrees to use all

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      commercially reasonable efforts to commence and complete the Exchange
      Offer promptly, but no later than 40 Business Days after such registration statement has become effective, hold the Exchange Offer open for at least 20 Business Days and exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been "completed" only if the debt securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 20 Business Days following the commencement of the Exchange Offer. The Company agrees (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (e), (f) and (g) hereof.

            (b) If (i) on or prior to the time the Exchange Offer is completed existing Commission interpretations are changed such that the debt securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Company is not required to file the Exchange Registration Statement; or (iii) any holder of Registrable Securities notifies the Company prior to the 20th Business Day following the consummation of the Exchange Offer that: (a) it is prohibited by law or Commission policy from participating in the Exchange Offer; (b) it may not resell the Exchange Notes to the public without delivering a prospectus and the prospectus supplement contained in the Exchange Registration Statement is not appropriate or available for such resales; or (c) it is a broker-dealer and owns notes acquired directly from the Company or an affiliate of the Company, the Company shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), file under the Securities Act no later than the later of 30 days after the time such obligation to file arises (but no earlier than 90 days of the Closing Date), a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and such registration statement, the "Shelf Registration Statement"). The Company agrees to use all commercially reasonable efforts (x) to cause the Shelf Registration Statement to become or be declared effective on or prior to 120 days after such Shelf Registration Statement filing obligation arises (but no earlier than 210 days after the Closing Date) and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Registrable Securities outstanding, provided, however, that no holder shall be entitled to be named as a selling

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      securityholder in the Shelf Registration Statement or to use the
      prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof. Notwithstanding anything to the contrary in this Section 2(b), upon notice to the Electing Holders, the Company may suspend the use or the effectiveness of such Shelf Registration Statement, or extend the time period in which it is required to file the Shelf Registration Statement, for up to 60 days in the aggregate in any 12-month period (a "Blackout Period") if the Board of Directors of the Company determines that such registration would require (i) disclosure of an event at such time as could reasonably be expected to have a material adverse effect on the business operations or prospects of the Company or (ii) disclosure of material information relating to a corporate development; provided that the Company shall promptly notify the Electing Holders when the Shelf Registration Statement may once again be used or is effective.

            (c) The Company shall file under the Securities Act, prior to or on the date that the Exchange Registration Statement (or in lieu thereof, the Shelf Registration Statement) becomes or is declared effective, a "shelf" registration statement (which may be the Exchange Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by Goldman, Sachs & Co. of, Securities (in the event of a Shelf Registration) or Exchange Securities (in the event of an Exchange Offer) (such filing, the "Market Making Shelf Registration", and such registration statement, the "Market Making Shelf Registration Statement"). The Company agrees to use all commercially reasonable efforts to cause the Market Making Shelf Registration Statement to become or be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to Section 2(a) above or (ii) the date the Shelf Registration becomes or is declared effective pursuant to Section 2(b) above, and to keep such Market Making Shelf Registration Statement continuously effective for so long as Goldman, Sachs & Co. may be required to deliver a prospectus in connection with transactions in the Securities or the Exchange Securities, as the case may be. In the event that Goldman, Sachs & Co. holds Securities at the time an Exchange Offer is to be conducted under Section 2(a) above, the Company agrees that the Market Making Shelf Registration shall provide for the resale by Goldman, Sachs & Co. of such Securities and shall use its commercially reasonable efforts to keep the Market Making Shelf Registration Statement continuously effective until such time as Goldman, Sachs & Co. determines in its reasonable judgment that it is no longer required to deliver a prospectus in connection with the sale of such Securities.

            Notwithstanding anything to the contrary in this Section 2(c), upon at least 10 Business Day's prior written notice to Goldman, Sachs & Co., the Company may elect to cause the Market Making Registration Statement to provide for the registration of, and the sale on a continuous or delayed basis in secondary transactions by any Affiliate Investor of Securities (in the event of a shelf registration) or Exchange Securities (in the

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      event of an Exchange Offer) regardless of whether such Affiliate Investor otherwise would qualify as an Electing Holder eligible to participate in a Shelf Registration Statement in accordance with Section 2(b) hereof; provided however, if Goldman, Sachs & Co. requests in writing at any time, for any reason whatsoever, that the Company exclude any or all Affiliate Investors from the Market Making Registration Statement, then the Company shall either omit such Affiliate Investors from inclusion in the Market Making Registration Statement or promptly amend the Market Making Registration Statement to exclude them from the Market Making Registration Statement. The inclusion of any Affiliate Investor in the Market Making Registration Statement shall not affect the rights of Goldman, Sachs & Co. to make any determinations otherwise provided exclusively to Goldman, Sachs & Co. in this Agreement.

            Notwithstanding the foregoing, the Company may suspend the offering and sale under the Market Making Shelf Registration Statement for a period or periods the Board of Directors of the Company reasonably determines to be necessary, but in any event not to exceed 60 days in any 12-month period during which the Market Making Shelf Registration Statement is required to be effective and usable hereunder (measured from the Effective Time of the Market Making Shelf Registration Statement to successive anniversaries thereof) (a "Blackout Period") if the Board of Directors of the Company determines that such registration would require (i) disclosure of an event at such time as could reasonably be expected to have a material adverse effect on the business operations or prospects of the Company or (ii) disclosure of material information relating to a corporate development; provided that the Company shall promptly notify Goldman, Sachs & Co. when the Market Making Shelf Registration Statement may once again be used or is effective.

            (d) In the event that (i) the Company has not filed the Exchange Registration Statement or the Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or 2(b), respectively, or (ii) such Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or 2(b), respectively, or
      (iii) the Exchange Offer has not been completed within 40 Business Days after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein, including, with respect to any Shelf Registration Statement, during any applicable Blackout Period) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest ("Special Interest"), in addition to the Base Interest, shall accrue at an a per annum rate of 0.25% for the first 90 days of the Registration Default Period and shall increase by an additional rate of 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Special Interest for all Registration Defaults of 1.00% per annum; provided, however, that the Company shall in no event be required to pay Special

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      Interest with respect to any Shelf Registration Statement during any applicable Blackout Period. Special interest shall be the exclusive monetary remedy of the holders of Registrable Securities with respect to a Registration Default.

            (e) The Company shall take all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated.

            (f) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

      3. Registration Procedures.

      If the Company files a registration statement pursuant to Section 2(a),
Section 2(b) or Section 2(c), the following provisions shall apply:

            (a) At or before the Effective Time of the Exchange Registration, the Shelf Registration or Marketing Making Registration whichever may be first, the Company shall qualify the Indenture under the Trust Indenture Act.

            (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

            (c) In connection with the Company's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company shall:

                  (i) prepare and file with the Commission no later than 90 days after the Closing Date, an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use all commercially reasonable efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter, but no later than 210 days after the Closing Date;

                  (ii) as soon as practicable prepare and file with the
            Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in
            Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

                  (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments relevant to the broker-dealer by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (iv) in the event that the Company would be required, pursuant to Section 3(c)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, and except as otherwise permitted during any Blackout Period, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (v) use all commercially reasonable efforts to obtain the
            withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                  (vi) use all commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                  (vii) use all commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period, subject to the proviso in clause (vi) above;

                  (viii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

                  (ix) comply with all applicable rules and regulations of the
            Commission, and make generally available to its securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

            (d) In connection with the Company's obligations with respect to the any Secondary Offer Shelf Registration, the Company shall use all commercially reasonable efforts to cause the applicable Secondary Offer Registration Statement to permit the disposition of Registrable Securities by the holders thereof, in the case of the Shelf Registration, and of Securities or Exchange Securities by Goldman, Sachs & Co. and any Affiliate Investor, in the case of a Market Making Shelf Registration (in each case, subject to any applicable Blackout Period), in accordance with the intended method or methods of disposition thereof provided for in the applicable Secondary Offer Registration Statement. In connection therewith, the Company shall:

                  (i) (A) prepare and file with the Commission within the time periods specified in Section 2(b) and Section 2(c) hereof, as applicable, a Secondary Offer Registration Statement on any form which may be utilized by the Company, which shall (x) register all of the Registrable Securities, in the case of a Shelf Registration, and the Securities and Exchange Securities, in the case of a Market Making Shelf Registration, for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders of the Registrable Securities as, from time to time, may be Electing Holders, in the case of a Shelf Registration, or Goldman, Sachs & Co. and any Affiliate Investor, in the case of a Market Making Shelf Registration and (y) be, in the case of a Market Making Shelf Registration, in the form approved by Goldman, Sachs & Co., and (B) use all commercially reasonable efforts to cause each such Secondary Offer Registration Statement to become effective within the time periods specified in Section 2(b) and Section 2(c) hereof, as applicable;

                  (ii) not less than 30 calendar days prior to the Effective
            Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of

            Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein, with responses reasonably satisfactory to the Company; provided, however, holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company; no holder of Registrable Securities shall be entitled to Special Interest pursuant to Section 2(d) hereof as a result of a Registration Default caused by the Company's failure to comply with
            Section 2(b) hereof unless and until such holder shall have provided all such information; in the case of any Affiliate Investor that desires to participate in any Market Making Shelf Registration, such AI shall have returned a completed and signed Questionnaire to the Company prior the time that the Company notifies Goldman, Sachs & Co. of its intention to include such Affiliate Investor in the Market Making Shelf Registration, and the responses by the Affiliate Investor in such Questionnaire shall be reasonably satisfactory to each of the Company and Goldman, Sachs & Co.;

                  (iii) after the Effective Time of the Shelf Registration
            Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;

                  (iv) as soon as practicable (A) prepare and file with the
            Commission such amendments and supplements to the Secondary Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Secondary Offer Registration Statement for the period specified in Section 2(b) and Section 2(c) hereof, as applicable, and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Secondary Offer Registration Statement and, in the case of an amendment to or supplement of the Market Making Shelf Registration Statement, each in a form approved by Goldman, Sachs & Co. and (B) furnish to the Electing Holders, in the case of a Shelf Registration, and Goldman, Sachs & Co. and any Affiliate Investor, in the case of a Market Making Shelf Registration, copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not available through the Commission's EDGAR filing systems;

                  (v) comply with the provisions of the Securities Act with
            respect to the disposition of all of the Registrable Securities, Securities or Exchange Securities, as applicable, covered by such Secondary Offer Registration Statement in accordance with the intended methods of disposition provided for therein by the Electing Holders, in the case of a Shelf Registration, or Goldman, Sachs & Co. and any Affiliate Investor, in the case of a Market Making Shelf Registration;

                  (vi) provide (A) with respect to a Shelf Registration, the
            Electing Holders; (B) with respect to a Market Making Shelf Registration, Goldman, Sachs & Co. and its counsel and any Affiliate Investor; and (C) in either case, the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities
            Act), if any, thereof, and counsel for such underwriters, the opportunity to participate in the preparation of such Secondary Offer Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

                  (vii) for a reasonable period prior to the filing of such
            Secondary Offer Registration Statement, and throughout the period specified in Section 2(b) or Section 2(c) hereof, as applicable, make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration, or the Securities or Exchange Securities pursuant to the Market Making Shelf Registration, as applicable, such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney client privilege, in such counsel's belief), in the judgment of the respective counsel referred to in such Section 3(d)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Electing Holders shall be conducted by one counsel designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities held by the Electing Holders at the time outstanding and provided further that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Secondary Offer Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Secondary Offer Registration Statement or the prospectus included therein or in an amendment to such Secondary Offer Registration Statement or an amendment or supplement to such prospectus in order that such Secondary Offer Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (viii) promptly notify each of the Electing Holders, Goldman,
            Sachs & Co. or each of the Affiliate Investors, as applicable, and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Secondary Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Secondary Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto which are relevant to the Electing Holders, Goldman, Sachs & Co. or an Affiliate Investor, as applicable, or any request by the Commission for amendments or supplements to such Secondary Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Secondary Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 3(d)(xvii) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities or the Securities or Exchange Securities, as applicable, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or
            (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Secondary Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (ix) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Secondary Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                  (x) if requested by any managing underwriter or underwriters or any Electing Holder, Goldman, Sachs & Co. or any Affiliate Investor, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such Electing Holder, Goldman, Sachs & Co. or such Affiliate Investor reasonably specifies should be included therein relating to the terms of the sale of such Registrable Securities or the Securities or Exchange Securities, as applicable, including information with respect to the principal amount of thereof being sold by such Electing Holder, Goldman, Sachs & Co. or such Affiliate Investor to any underwriters, the name and description of such Electing Holder, Goldman, Sachs & Co., such Affiliate Investor or such underwriter, the offering price of such Registrable Securities, Securities or Exchange Securities, as applicable, and any discount, commission or other compensation payable in respect thereof and the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities, Securities or Exchange Securities, as applicable, to be sold by such Electing Holder, Goldman, Sachs & Co. or such Affiliate Investor or to such underwriters, as applicable; and make all required filings of such prospectus supplement or post effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post effective amendment provided, however, that the Company shall not be required to take any action pursuant to this section that would, in the opinion of counsel for the Company, violate applicable law;

                  (xi) furnish to Goldman, Sachs & Co., each Electing Holder or each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(vi) an executed copy (or, in the case of an Electing Holder or Affiliate Investor, a conformed copy) of such Secondary Offer Registration Statement, each such amendment and supplement thereto (in each case, including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Secondary Offer Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by Goldman, Sachs & Co., such Electing Holder, Affiliate Investor or underwriter, as the case may be) and of the prospectus included in such Secondary Offer Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder to the extent such documents are not available through the Commission's EDGAR filing systems, and such other documents, as Goldman, Sachs & Co., such Electing Holder, Affiliate Investor and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder, the Securities or Exchange Securities owned by Goldman, Sachs & Co. or such Affiliate Investor, and the Registrable Securities, Securities or Exchange Securities underwritten by such underwriter, as applicable, and to permit Goldman, Sachs & Co., such Electing Holder, Affiliate Investor and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by Goldman, Sachs & Co., each such Electing Holder, Affiliate Investor and underwriter (in each case subject to any applicable Blackout Period), in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities, Securities or Exchange Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                  (xii) use all commercially reasonable efforts to (A) register or qualify the Registrable Securities, Securities or Exchange Securities, as applicable, to be included in such Secondary Offer Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder, Goldman, Sachs & Co. and Affiliate Investor, if any, and each underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above or the period the Market Making Shelf Registration is required to remain effective under Section 2(c) above, as applicable, and for so long as may be necessary to enable Goldman, Sachs & Co., any such Electing Holder, Affiliate Investor or underwriter to complete its distribution of Registrable Securities, Securities or Exchange Securities, as applicable, pursuant to such Secondary Offer Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder and Affiliate Investor and Goldman, Sachs & Co., as applicable and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities, Securities or Exchange Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by laws or any agreement between it and its stockholders;

                  (xiii) use all commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required of the Company or, with respect to the Registrable Securities, Securities or Exchange Securities, as applicable, to effect the Shelf Registration or the Market Marking Shelf Registration, or the offering or sale in connection therewith or to enable the selling holder or holders or Goldman, Sachs & Co. to offer, or to consummate the disposition of, their Registrable Securities, Securities or Exchange Securities, as applicable, subject to the proviso in clause
            (xii) above;

                  (xiv) unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders or Goldman, Sachs & Co. and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities, Securities or Exchange Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities, Securities or Exchange Securities are listed, shall be printed, penned, lithographed or engraved, or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities, Securities or Exchange Securities, as applicable to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities, Securities or Exchange Securities, as applicable;

                  (xv) provide a CUSIP number for all Registrable Securities,
            Securities or Exchange Securities, as applicable, not later than the applicable Effective Time;

                  (xvi) enter into one or more underwriting agreements,
            engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as, (A) in the case of a Shelf Registration, any Electing Holders aggregating a majority in aggregate principal amount of the Registrable Securities at the time outstanding or, (B) in the case of a Market Making Shelf Registration, Goldman, Sachs & Co., shall request in order to expedite or facilitate the disposition of such Registrable Securities, Securities or Exchange Securities, as applicable; provided, however, that the Company shall not be required to enter into any such agreement more that once with respect to all of the Registrable Securities with respect to a Shelf Registration and may delay entering into such agreement during any applicable Blackout Period;

                  (xvii) whether or not an agreement of the type referred to in
            Section 3(d)(xvi) hereof is entered into and whether or not any portion of the offering contemplated by the Secondary Offer Registration is an underwritten offering, (A) make such representations and warranties to the Electing Holders, Goldman, Sachs & Co. and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Secondary Offer Registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and in the case of a Shelf Registration, as any Electing Holders of at least the majority in aggregate principal amount of the Registrable Securities at the time outstanding or, in the case of a Market Making Shelf Registration, as Goldman, Sachs & Co. or any Affiliate Investor may reasonably request, addressed to such Electing Holder or Electing Holders, Goldman, Sachs & Co., such Affiliate Investor and the underwriters, if any, thereof and dated the effective date of such Secondary Offer Registration Statement (and if such Secondary Offer Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, Securities or Exchange Securities, as applicable, dated the date of the closing under the underwriting agreement relating thereto), (it being understood that the matters to be covered by such opinion may be subject to customary qualifications and exceptions and it being understood that opinions that are substantially the same as those called for by the Purchase Agreement will be satisfactory for these purposes); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, Goldman, Sachs & Co., the Affiliate Investors, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Secondary Offer Registration Statement, (ii) the effective date of any prospectus supplement to the prospectus included in such Secondary Offer Registration Statement or amendment or supplement to such Secondary Offer Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Secondary Offer Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Secondary Offer Registration Statement or post effective amendment to such Secondary Offer Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto) and (iii) the date of filing of an amendment or supplement to such Secondary Offer Registration Statement or any other document that is incorporated in such Secondary Offer Registration Statement by reference and includes financial data with respect to a fiscal quarter or year, as the case may be such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested, in the case of a Shelf Registration, by any Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding or, in the case of a Market Making Shelf Registration, by Goldman, Sachs & Co. or any Affiliate Investor and the managing underwriters, if any, thereof, dated the effective date of such Secondary Offer Registration Statement (and if such Secondary Offer Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, Securities or Exchange Securities, as applicable, dated the date of the closing under the underwriting agreement relating thereto) and the date of filing of an amendment or supplement to such Secondary Offer Registration Statement or any other document that is incorporated in such Secondary Offer Registration Statement by reference and includes financial data with respect to a fiscal quarter or year, as the case may be, to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in
            Section 6 hereof;

                  (xviii) notify in writing each holder of Registrable
            Securities affected thereby and Goldman, Sachs & Co. of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                  (xix) in the event that any broker dealer registered under the
            Exchange Act shall underwrite any Registrable Securities, Securities or Exchange Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Conduct Rules") of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities, Securities or Exchange Securities or as an underwriter or a broker or dealer in respect thereof, or otherwise, assist such broker dealer in complying with the requirements of such Conduct Rules, including by (A) if such Conduct Rules shall so require, engaging a "qualified independent underwriter" (as defined in such Conduct Rules) to participate in the preparation of the Secondary Offer Registration Statement relating to such Registrable Securities, Securities or Exchange Securities, as applicable, to exercise all commercially reasonable standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Secondary Offer Registration Statement is an underwritten offering to recommend the yield of such Registrable Securities, Securities or Exchange Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker dealer as may be required in order for such broker dealer to comply with the requirements of the Conduct Rules;

                  (xx) comply with all applicable rules and regulations of the
            Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Secondary Offer Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); and

                  (xxi) for so long as Goldman, Sachs & Co. may be required to deliver a prospectus in connection with the offer and sale of Securities or Exchange

            Securities in secondary transactions, to furnish to Goldman, Sachs & Co. copies of all reports or other communications (financial or other) furnished to stockholders of Triad Financial, and deliver to Goldman, Sachs & Co. (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or interdealer automated quotation system on which the Securities or Exchange Securities or any other securities of Triad Financial are listed or quoted and (ii) such additional information concerning the business and financial condition of the Company and its subsidiaries as Goldman, Sachs & Co. may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of Triad Financial are consolidated in reports furnished to its stockholders generally or to the Commission).

            (e) In the event that the Company would be required, pursuant to
      Section 3(d)(viii)(F) above, to notify the Electing Holders, Goldman, Sachs & Co., Affiliate Investors and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each of the Electing Holders, Goldman, Sachs & Co., the Affiliate Investors and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, Securities or Exchange Securities, as applicable, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Each Electing Holder, Affiliate Investor and Goldman, Sachs & Co. agrees that upon receipt of any notice from the Company pursuant to
      Section 3(d)(viii)(F) hereof, such Electing Holder, Affiliate Investor and Goldman, Sachs & Co. shall forthwith discontinue the disposition of Registrable Securities, Securities or Exchange Securities, as applicable, pursuant to the Secondary Offer Registration Statement applicable to such Registrable Securities, Securities or Exchange Securities, as applicable, until such Electing Holder, Affiliate Investor or Goldman, Sachs & Co., as applicable, shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder, Affiliate Investor or Goldman, Sachs & Co. shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Electing Holder's, Affiliate Investor's or Goldman, Sachs & Co.'s possession of the prospectus covering such Registrable Securities, Securities or Exchange Securities, as applicable, at the time of receipt of such notice.

            (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionaire as to which any Shelf Registration pursuant to Section 2(b) is being effected or to be provided by Goldman, Sachs & Co. and each Affiliate Investor in connection with the Market Making Shelf Registration pursuant to Section 2(c), the Company may require an Electing Holder, Goldman, Sachs & Co. or an Affiliate Investor, as applicable, to furnish to the Company such additional information regarding such Electing Holder, Goldman, Sachs & Co. or Affiliate Investor and such Electing Holder's, Goldman, Sachs & Co.'s or Affiliate Investor's intended method of distribution of the applicable Registrable Securities, Securities or Exchange Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act. Each such Electing Holder, Affiliate Investor and Goldman, Sachs & Co. agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder, Affiliate Investor or Goldman, Sachs & Co., as the case may be, to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration or Market Making Shelf Registration, as applicable, contains or would contain an untrue statement of a material fact regarding such Electing Holder, Affiliate Investor or Goldman, Sachs & Co. or such Electing Holder's, Affiliate Investor's or Goldman, Sachs & Co.'s intended method of disposition of the applicable Registrable Securities, Securities or Exchange Securities or omits to state any material fact regarding such Electing Holder, Affiliate Investor or Goldman, Sachs & Co. or such Electing Holder's, Affiliate Investor's or Goldman, Sachs & Co.'s intended method of disposition of the applicable Registrable Securities, Securities or Exchange Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder, Affiliate Investor or Goldman, Sachs & Co. or the disposition of the applicable Registrable Securities, Securities or Exchange Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

            (g) Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under or exempt from the registration requirements the Securities Act.

            (h) As a condition to its participation in the Exchange Offer, each holder of Registrable Securities shall furnish, upon the request of the Company, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Registration Statement) to the effect that (A) it is not an affiliate of the Company, as defined in Rule 405 of the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer; (C) it is acquiring the Exchange Securities in its ordinary course of business; (D) if it is a broker-dealer that holds Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Securities acquired directly from the Company or any of its affiliates), it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by it in the Exchange Offer; (E) if it is a broker-dealer, that it did not purchase the Securities to be exchanged in the Exchange Offer from the Company or any of its affiliates; and (F) it is not acting on behalf of any Person who could not truthfully and completely make the representations contained in the foregoing clauses (A) through (E).

      4. Registration Expenses.

      The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including fees and disbursements of counsel for underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Registrable Securities,

Securities or Exchange Securities, as applicable, for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(vi) and 3(d)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders, Goldman, Sachs & Co. or Affiliate Investors may designate, including any fees and disbursements of counsel for the Electing Holders, Goldman, Sachs & Co., Affiliate Investors or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities or Exchange Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities or Exchange Securities to be disposed of (including certificates representing the Securities or Exchange Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities or Exchange Securities and the preparation of documents referred in clause (c) above, (e) reasonable and documented fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any reasonable and documented counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) reasonable and documented fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(d)(xix) hereof, (i) reasonable and documented fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by such Electing Holders (which counsel shall be reasonably satisfactory to the Company), one counsel for Goldman, Sachs & Co. retained in connection with a Market Making Shelf Registration, as selected by Goldman, Sachs & Co., and one counsel for the Affiliate Investors retained in connection with a Shelf Registration, as selected by the Affiliate Investors of at least a majority in aggregate principal amount of the Registrable Securities held by such Affiliate Investors (which counsel shall be reasonably satisfactory to the Company), (j) any fees charged by securities rating services for rating the Securities or Exchange Securities and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities, Goldman, Sachs & Co., Affiliate Investors or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered, or Goldman, Sachs & Co. or any Affiliate Investor, as applicable, shall pay all agency fees and commissions, transfer taxes, if any, and underwriting discounts and commissions attributable to the sale of the applicable Registrable Securities, Securities or Exchange Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

      5. Representations and Warranties. The Company represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Registrable Securities that:

            (a) Each registration statement covering Registrable Securities, Securities or Exchange Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, Securities or Exchange Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the applicable Effective Time when a prospectus would be required to be delivered under the Securities Act, other than (A) from (i) such time as a notice has been given to holders of Registrable Securities or Goldman, Sachs & Co. or Affiliate Investors, as applicable, pursuant to Section 3(c)(iii)(F) or Section (d)(viii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to
      Section 3(c)(iv) or Section 3(e) hereof or (B) during any applicable Blackout Period, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities, Goldman, Sachs & Co. or an Affiliate Investor, as applicable, expressly for use therein.

            (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities, Goldman, Sachs & Co. or an Affiliate Investor, as applicable expressly for use therein.

            (c) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject, (ii) result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws of the Company or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties; except in the case of (i) and (iii) above, for such conflicts, breaches or defaults as would not reasonably be expected to result in a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect") and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except (1) the registration under the Securities Act of the Registrable Securities, Securities or Exchange Securities, qualification of the Indenture under the Trust Indenture Act (2) such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Registrable Securities, Securities or Exchange Securities and (3) such consents, approvals, authorizations, registrations and qualifications that would not have a Material Adverse Effect.

            (d) This Agreement has been duly authorized, executed and delivered by the Company.

      6. Indemnification.

            (a) Indemnification by the Company. The Company will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement, Goldman, Sachs & Co. as holder of Securities or Exchange Securities included in a Market Making Shelf Registration Statement, each of the Affiliate Investors as holder of Securities or Exchange Securities included in a Market Making Shelf Registration Statement and each person who participates as an underwriter in any offering or sale of such Registrable Securities, Securities or Exchange Securities against any losses, claims, damages or liabilities, joint or several, to which Goldman, Sachs & Co., or such holder, Electing Holder, Affiliate Investor or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Secondary Offer Registration Statement, as the case may be, under which such Registrable Securities, Securities or Exchange Securities, were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to Goldman, Sachs & Co., any such holder, Electing Holder, Affiliate Investor or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Goldman, Sachs & Co., such holder, such Electing Holder, such Affiliate Investor and such underwriter for any reasonable and documented legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

            (b) Indemnification by the Holders and Underwriters in Connection with any Shelf Registration. Each Electing Holder of Registrable Securities included in any registration statement filed pursuant to
      Section 2(b) hereof and each underwriter who participates in any offering or sale of such Registrable Securities, severally and not jointly, will
      (i) indemnify and hold harmless the Company and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Electing Holder, underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this
      Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder's Registrable Securities pursuant to such registration.

            (c) Indemnification by Goldman, Sachs & Co. and Underwriters in Connection with the Market Making Shelf Registration. The Company may require, as a condition to including any Securities or Exchange Securities in the Market Making Shelf Registration Statement filed pursuant to
      Section 2(c) hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from each underwriter named in any such underwriting agreement, severally and not jointly, to, and Goldman, Sachs & Co. shall, and hereby agrees to, (i) indemnify and hold harmless the Company, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Market Making Shelf Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to Goldman, Sachs & Co. or to any such underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Goldman, Sachs & Co. or such underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that, in the case of Securities held by Goldman, Sachs & Co. at the time of the Exchange Offer, Goldman, Sachs & Co. shall not be required to undertake liability to any person under this Section 6(c) for any amounts in excess of the dollar amount of the proceeds to be received by

      Goldman, Sachs & Co. from the sale of such Securities by Goldman, Sachs & Co. pursuant to the Market Making Shelf Registration.

            (d) Indemnification by Affiliate Investors and Underwriters in Connection with the Market Making Shelf Registration. The Company may require, as a condition to including any Securities or Exchange Securities in the Market Making Shelf Registration Statement filed pursuant to
      Section 2(c) hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from each underwriter named in any such underwriting agreement, severally and not jointly, to, and each Affiliate Investor shall, and hereby agrees to, (i) indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Market Making Shelf Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to such Affiliate Investor or to any such underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Affiliate Investor or such underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

            (e) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a), (b) (c) or (d) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by
      Section 6(a), 6(b), 6(c) or 6(d) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (f) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a), 6(b), 6(c) or 6(d) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(f) were determined by pro rata allocation (even if the holders or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(f), none of any holder, Affiliate Investor or, in the case of a Market Making Shelf Registration relating to the sale by Goldman, Sachs & Co. of Securities held by it a the time of the Exchange Offer, Goldman, Sachs & Co. shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities or Goldman, Sachs & Co. or any Affiliate Investor from the sale of any such Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder or Goldman, Sachs & Co. or such Affiliate Investor, as applicable, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities, Securities or Exchange Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders', Goldman, Sachs & Co.'s, any Affiliate Investor's and any underwriters' obligations in this Section 6(f) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

            (g) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of Goldman, Sachs & Co., each holder, Affiliate Investor, underwriter and each person, if any, who controls

      Goldman, Sachs & Co. any holder, Affiliate Investor or underwriter within the meaning of the Securities Act; and the obligations of Goldman, Sachs & Co., the holders, the Affiliate Investors and any underwriters contemplated by this Section 6 shall be in addition to any liability which Goldman, Sachs & Co., the respective holder, Affiliate Investor or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

      7. Underwritten Offerings.

            (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

            (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      8. Rule 144.

      The Company covenants to the holders of Registrable Securities, Goldman, Sachs & Co. and the Affiliate Investors that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144, and shall take such further action as any holder of Registrable Securities, Goldman, Sachs & Co. or any Affiliate Investor, may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities or Goldman, Sachs & Co. and the Affiliate Investors to sell Securities or Exchange Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act. Upon the reasonable request of any holder of Registrable Securities, Goldman, Sachs & Co. or any Affiliate Investor in connection with that holder's, Goldman, Sachs & Co.'s or that Affiliate Investor's sale pursuant to Rule 144, the Company shall deliver to such holder, Goldman, Sachs & Co. or Affiliate Investor a written statement as to whether it has complied with such requirements.

      9. Miscellaneous.

            (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities, Securities or Exchange Securities or any other securities which would be inconsistent with the terms contained in this Agreement.

            (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

            (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at 7711 Centre Ave., Suite 100, Huntington Beach, CA 92647, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

            (d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

            (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of Goldman, Sachs & Co., any Affiliate Investor or any holder of Registrable Securities, any director, officer or partner of Goldman, Sachs & Co., such Affiliate Investor or such holder, any underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder or of Securities or Exchange Securities by Goldman, Sachs & Co. or any Affiliate Investor and the consummation of an Exchange Offer.

            (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            (g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

            (h) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding and Goldman, Sachs & Co.; provided, however, that any such amendment or waiver affecting solely provisions of this Agreement relating to the Market Making Registration may be effected by a written instrument duly executed solely by the Company and Goldman, Sachs & Co. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

            (i) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities and the address of Goldman, Sachs & Co. and each Affiliate Investor shall be made available for inspection and copying on any business day by Goldman, Sachs & Co., any Affiliate Investor or any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) above and at the office of the Trustee under the Indenture.

            (j) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                            [Signature Page Follows]

      If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                     Very truly yours,

                                     Triad Acquisition Corp.

                                     By:  /s/ David A. Donnini
                                         ---------------------------------------
                                         Name:  David A. Donnini
                                         Title: Executive Vice President &
                                                Secretary

Accepted as of the date hereof:
Goldman, Sachs & Co.

By:   /s/ Goldman, Sachs & Co.
      ---------------------------------
          (Goldman, Sachs & Co.)

Accepted as of the date hereof:
Citigroup Global Markets Inc.

By:   /s/ Stephen R. Sellhausen
     ----------------------------------
     Name:  Stephen R. Sellhausen
     Title: Managing Director

                                                                       EXHIBIT A

                           TRIAD FINANCIAL CORPORATION

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                        DEADLINE FOR RESPONSE:  [DATE] *

The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the Triad Financial Corp. (the "Company") 11.125% Senior Notes due 2013 (the "Securities") are held.

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Triad Financial Corporation at 7711 Centre Ave., Suite 100, Huntington Beach, CA 92647, (714) 373-8300.

------------------
* Not less than 28 calendar days from date of mailing.

                             TRIAD ACQUISITION CORP.

                           TRIAD FINANCIAL CORPORATION

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                     (Date)

Reference is hereby made to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement") between Triad Acquisition Corp. (the "Company") and the Purchasers named therein. Pursuant to a stock purchase agreement dated as of December 23, 2004 (the "Stock Purchase Agreement"), among Triad Holdings Inc., Ford Motor Credit Corporation, Fairlane Credit LLC and the Company, the Company will acquire all of the outstanding capital stock of Triad Financial Corporation, a California corporation ("Triad Financial") on the date of the Exchange and Registration Rights Agreement the Company merged with and into Triad Financial, with Triad Financial as the surviving entity. Triad Financial assumed all of the Company's rights, duties, obligations and liabilities under the Exchange and Registration Rights Agreement pursuant to a joinder agreement (the "Joinder Agreement"), dated the date thereof, and all references to the "Company" herein shall refer to Triad Financial as successor to Triad Acquisition Corp., as if Triad Financial were the original party to the Exchange and Registration Rights Agreement. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form [__] (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 11.125% Senior Notes due 2013 (the "Securities"). A copy of the Exchange and Registration Rights Agreement has been filed as an Exhibit to the Shelf Registration Statement and is publicly available on the Commission's EDGAR system. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term "Registrable Securities" is defined in the Exchange and Registration Rights Agreement.

                                    ELECTION

The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)   (a)   Full Legal Name of Selling Securityholder:

      (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

      (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:

(2)         Address for Notices to Selling Securityholder:

            ______________________

            ______________________

            ______________________

            Telephone:        ___________________________

            Fax:              ___________________________

            Contact Person:   ___________________________

(3)         Beneficial Ownership of Securities:

            Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

      (a) Principal amount of Registrable Securities beneficially owned: CUSIP No(s). of such Registrable Securities:

      (b) Principal amount of Securities other than Registrable Securities beneficially owned:

            ____________________________________________________________________
            CUSIP No(s). of such other Securities:
                                                  ______________________________

      (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement: _________ CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:
            ____________________________________________

(4)         Beneficial Ownership of Other Securities of the Company:

            Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

            State any exceptions here:

(5)         Relationships with the Company:

            Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

            State any exceptions here:

(6)         Plan of Distribution:

            Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

            State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder's obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

         (i) To the Company:

                                               _________________________

                                               _________________________

                                               _________________________

                                               _________________________

                                               _________________________

         (ii) With a copy to:

                                               _________________________

                                               _________________________

                                               _________________________

                                               _________________________

                                               _________________________

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _________________

            ____________________________________________________________________
            Selling Securityholder

            (Print/type full legal name of beneficial owner of Registrable Securities)

            By:  _______________________________________________________________
            Name:
            Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

                            ________________________

                            ________________________

                            ________________________

                            ________________________

                            ________________________

                                                                       EXHIBIT B

                    NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

JPMorgan Chase Bank, N.A.
Triad Financial Corporation
c/o JPMorgan Chase Bank, N.A.
4 NY Plaza- 15th Floor
New York, NY 10001

Attention:  Trust Officer

        Re:    Triad Financial Corporation (the "Company")
               11.125% Senior Notes due 2013

Dear Sirs:

Please be advised that _______________ has transferred $________________________
aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form [______] (File No. 333- _______) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated [DATE] or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated:

                                            Very truly yours,

                                                   _____________________________
                                                   (Name)

                                            By:    _____________________________
                                                   (Authorized Signature)

                                      B-1